Exhibit 99.1

News Release
L.B. Foster Company Announces the Appointment of Janet Lee to its Board of Directors and the Retirements of Suzanne B. Rowland and Robert S. Purgason

PITTSBURGH, PA, December 2, 2022 – L.B. Foster Company (NASDAQ: FSTR), a global solutions provider of products and services for the rail and infrastructure markets, announced today that Ms. Janet Lee has been appointed to the Company’s Board of Directors effective January 1, 2023, following the retirements of Ms. Suzanne B. Rowland and Robert S. Purgason on December 31, 2022.

Ms. Lee brings a wide range of knowledge and skills to the board that includes more than three decades of legal experience in both private practice and in global, public companies leading up to her current position of Vice President, General Counsel, and Secretary of ANSYS, Inc. (NASDAQ: ANSS), in which capacity she has served since 2017. ANSYS is a market leader in engineering simulation software and member of the Nasdaq 100 large cap growth index, with a market cap of over $20B and over 85 offices in 19 countries. Ms. Lee built the legal and intellectual property team that saw the growth of ANSYS from a smaller public company to a member of the S&P 500, and is responsible for transaction support, product and regulatory compliance, cybersecurity, litigation, intellectual property protection, enterprise risk management, business continuity and crisis management, ethics training and investigations, data privacy, government relations, ESG and employment legal support, including European labor union matters, and C-suite relations.

From 2010 to 2017, Ms. Lee was Vice President, Legal and Intellectual Property for HERE Technologies North America, a privately-held location and mapping company owned by BMW, Audi and Daimler. Ms. Lee functioned as the Director of Nokia Research Center and Intellectual Property for Nokia Corporation from 2007 to 2010; Assistant General Counsel of America Online, Inc. from 1999 to 2007; corporate and M&A attorney for Cooley Godward, LLP from 1996 to 1999; General Counsel of Renaissance Group, a full-service investment bank in the Russian Federation, from 1995 to 1996; and attorney at Clifford Chance in Russia from 1993 to 1995 and at Paul Weiss, Rifkind, Wharton & Garrison from 1991 to 1993. Ms. Lee earned her Juris Doctor from Stanford Law School, a Master of Arts from Harvard University, and a Bachelor of Arts from the University of Michigan.

Raymond T. Betler, L.B. Foster Chairman of the Board of Directors, commented on the appointment, “The board is excited to have Janet join the company. Janet has extensive experience in many critical issues facing public, multinational companies today, including legal, intellectual property, cyber security, ESG, and risk management issues. We look forward to her contributions to the board and management as we drive shareholder value.”

About L.B. Foster Company
Founded in 1902, L.B. Foster Company is a global solutions provider of engineered, manufactured products and services that builds and supports infrastructure. The Company’s innovative engineering and product development solutions address the safety, reliability, and performance needs of its customers’ most challenging requirements. The Company maintains locations in North America, South America, Europe, and Asia. For more information, please visit www.lbfoster.com.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: the COVID-19 pandemic, and any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; volatility in the prices of oil and natural gas and the related impact on the midstream energy markets, which could result in cost mitigation actions, including shutdowns or furlough periods; a continuation or worsening of the adverse economic conditions in the markets we serve, including recession, whether as a result of the current COVID-19 pandemic or otherwise, including its impact on labor markets, supply chains, and other inflationary costs, travel and demand for oil and gas, the continued volatility in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a continuing decrease in freight or transit rail traffic, including as a result of the ongoing COVID-19 pandemic, strikes, or labor stoppages; environmental matters, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the recent disposition of the Piling business and Track Components business, and acquisitions of the Skratch Enterprises Ltd., Intelligent Video Ltd., and VanHooseCo Precast LLC businesses and to realize anticipated benefits; costs of and impacts associated with shareholder activism; continued customer restrictions regarding the on-site presence of third party providers due to the COVID-19 pandemic; the timeliness and availability of materials from our major suppliers, including any continuation or worsening of the disruptions in the supply chain experienced as a result of the COVID-19 pandemic, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cyber-security risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; geopolitical conditions, including the conflict in Ukraine; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.

The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.

Marketing and Communications:
Caroline Toplak
(412) 928-3540
ctoplak@lbfoster.com